                                                                    EXHIBIT 10.1



October 25, 2001




Mr. Joe E.  Boyd
Santa Fe International Corporation
c/o Dallas Office

Dear Joe:

In connection with the transition contemplated by the Agreement and Plan of Merger (the "Merger Agreement"), dated August 31, 2001, Santa Fe International Corporation (the "Company") wishes to amend the terms of your Executive Severance Protection Agreement (the "Severance Agreement"), dated as of October 18, 1999, and to communicate to you certain modifications to your outstanding equity awards.

         1. The provisions of this letter agreement (the "Letter Agreement") are supplemental to and amend the provisions of the Severance Agreement, pursuant to Section 8 thereof, and the Company Employee Severance Protection Plan, effective as of May 2, 1997 (the "Severance Plan"), and, in the event of a conflict, the provisions of this Letter Agreement shall govern. By this reference, the Severance Plan is specifically incorporated herein and the defined terms and definitions of said Severance Plan are incorporated herein mutatis mutandis. Unless provided otherwise in this Letter Agreement, capitalized terms that are not otherwise defined in this Letter Agreement shall have the meanings assigned to them in the Severance Plan.

         2. Notwithstanding anything to the contrary in Section 4.1 of the Severance Plan, the definition of the Designated Period is hereby amended to constitute the period from the Change in Control until the third anniversary of the Change in Control.

         3. At the Effective Time (as such term is defined in the Merger Agreement), (a) all of your then outstanding options to purchase Company ordinary shares (such then outstanding options, being hereinafter referred to as the "Old Options") shall vest and become exercisable, and (b) all of your then outstanding restricted ordinary shares shall vest. In addition, pursuant to this Letter Agreement, and notwithstanding anything to the contrary in any stock option plan of the Company or Award Agreements thereunder, if your employment is terminated at any time in circumstances entitling you to a Severance Benefit pursuant to Section 4.2 of the Severance Plan, your Old Options shall remain exercisable for three years following the date of the termination of your employment (or until the expiration of the original term of the Old Options, if earlier).

                                                                Mr. Joe E.  Boyd
                                                                October 25, 2001
                                                                        Page Two


         4. Section 6(a) of the Severance Agreement is hereby amended by inserting the following parenthetical after the words "applicable company pension plan" in the first sentence thereof:

                  (which, for purposes of this Agreement, shall include any retirement plan sponsored by the Company, including but not limited to, qualified or non-qualified pension plans, supplemental pension plans, supplemental executive retirement plans or any other pension-type plans providing monthly or lump sum cash benefits at retirement)

         5. Section 6(b) of the Severance Agreement is hereby amended by inserting the words "and/or financial planning services" after the words "outplacement service" in such section.

         6. The Severance Agreement as amended herein and the Severance Plan shall continue in full force and effect.

         7. This Letter Agreement may be amended or terminated only by a written instrument signed by both parties hereto making specific reference to this Letter Agreement and expressing the plan or intention to modify or terminate it.

         8. This Letter Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed an original, but both such counterparts shall together constitute one and the same document.

If this Letter Agreement sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this Letter Agreement, which will then constitute our agreement with each provision contained herein.


Sincerely,


SANTA FE INTERNATIONAL CORPORATION


By: /s/ C. Stedman Garber, Jr.
        C. Stedman Garber, Jr.


ACCEPTED AND AGREED:


    /s/ Joe E. Boyd
        Joe E. Boyd

October 25, 2001




Mr. Roger B.  Hunt
Santa Fe International Corporation
c/o Dallas Office

Dear Roger:

In connection with the transition contemplated by the Agreement and Plan of Merger (the "Merger Agreement"), dated August 31, 2001, Santa Fe International Corporation (the "Company") wishes to amend the terms of your Executive Severance Protection Agreement (the "Severance Agreement"), dated as of October 18, 1999, and to communicate to you certain modifications to your outstanding equity awards.

         1. The provisions of this letter agreement (the "Letter Agreement") are supplemental to and amend the provisions of the Severance Agreement, pursuant to Section 8 thereof, and the Company Employee Severance Protection Plan, effective as of May 2, 1997 (the "Severance Plan"), and, in the event of a conflict, the provisions of this Letter Agreement shall govern. By this reference, the Severance Plan is specifically incorporated herein and the defined terms and definitions of said Severance Plan are incorporated herein mutatis mutandis. Unless provided otherwise in this Letter Agreement, capitalized terms that are not otherwise defined in this Letter Agreement shall have the meanings assigned to them in the Severance Plan.

         2. Notwithstanding anything to the contrary in Section 4.1 of the Severance Plan, the definition of the Designated Period is hereby amended to constitute the period from the Change in Control until the third anniversary of the Change in Control.

         3. At the Effective Time (as such term is defined in the Merger Agreement), (a) all of your then outstanding options to purchase Company ordinary shares (such then outstanding options, being hereinafter referred to as the "Old Options") shall vest and become exercisable, and (b) all of your then outstanding restricted ordinary shares shall vest. In addition, pursuant to this Letter Agreement, and notwithstanding anything to the contrary in any stock option plan of the Company or Award Agreements thereunder, if your employment is terminated at any time in circumstances entitling you to a Severance Benefit pursuant to Section 4.2 of the Severance Plan, your Old Options shall remain exercisable for three years following the date of the termination of your employment (or until the expiration of the original term of the Old Options, if earlier).

                                                              Mr. Roger B.  Hunt
                                                                October 25, 2001
                                                                        Page Two



         4. Section 6(a) of the Severance Agreement is hereby amended by inserting the following parenthetical after the words "applicable company pension plan" in the first sentence thereof:

                  (which, for purposes of this Agreement, shall include any retirement plan sponsored by the Company, including but not limited to, qualified or non-qualified pension plans, supplemental pension plans, supplemental executive retirement plans or any other pension-type plans providing monthly or lump sum cash benefits at retirement)

         5. Section 6(b) of the Severance Agreement is hereby amended by inserting the words "and/or financial planning services" after the words "outplacement service" in such section.

         6. The Severance Agreement as amended herein and the Severance Plan shall continue in full force and effect.

         7. This Letter Agreement may be amended or terminated only by a written instrument signed by both parties hereto making specific reference to this Letter Agreement and expressing the plan or intention to modify or terminate it.

         8. This Letter Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed an original, but both such counterparts shall together constitute one and the same document.

If this Letter Agreement sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this Letter Agreement, which will then constitute our agreement with each provision contained herein.


Sincerely,


SANTA FE INTERNATIONAL CORPORATION


By: /s/ Joe Boyd
        Joe Boyd


ACCEPTED AND AGREED:


    /s/ Roger B. Hunt
        Roger B. Hunt

October 25, 2001




Mr. Seals M.  McCarty
Santa Fe International Corporation
c/o Dallas Office

Dear Seals:

In connection with the transition contemplated by the Agreement and Plan of Merger (the "Merger Agreement"), dated August 31, 2001, Santa Fe International Corporation (the "Company") wishes to amend the terms of your Executive Severance Protection Agreement (the "Severance Agreement"), dated as of October 18, 1999, and to communicate to you certain modifications to your outstanding equity awards.

         1. The provisions of this letter agreement (the "Letter Agreement") are supplemental to and amend the provisions of the Severance Agreement, pursuant to Section 8 thereof, and the Company Employee Severance Protection Plan, effective as of May 2, 1997 (the "Severance Plan"), and, in the event of a conflict, the provisions of this Letter Agreement shall govern. By this reference, the Severance Plan is specifically incorporated herein and the defined terms and definitions of said Severance Plan are incorporated herein mutatis mutandis. Unless provided otherwise in this Letter Agreement, capitalized terms that are not otherwise defined in this Letter Agreement shall have the meanings assigned to them in the Severance Plan.

         2. Notwithstanding anything to the contrary in Section 4.1 of the Severance Plan, the definition of the Designated Period is hereby amended to constitute the period from the Change in Control until the third anniversary of the Change in Control.

         3. At the Effective Time (as such term is defined in the Merger Agreement), (a) all of your then outstanding options to purchase Company ordinary shares (such then outstanding options, being hereinafter referred to as the "Old Options") shall vest and become exercisable, and (b) all of your then outstanding restricted ordinary shares shall vest. In addition, pursuant to this Letter Agreement, and notwithstanding anything to the contrary in any stock option plan of the Company or Award Agreements thereunder, if your employment is terminated at any time in circumstances entitling you to a Severance Benefit pursuant to Section 4.2 of the Severance Plan, your Old Options shall remain exercisable for three years following the date of the termination of your employment (or until the expiration of the original term of the Old Options, if earlier).

                                                            Mr. Seals M. McCarty
                                                                October 25, 2001
                                                                        Page Two



         4. Section 6(a) of the Severance Agreement is hereby amended by inserting the following parenthetical after the words "applicable company pension plan" in the first sentence thereof:

                  (which, for purposes of this Agreement, shall include any retirement plan sponsored by the Company, including but not limited to, qualified or non-qualified pension plans, supplemental pension plans, supplemental executive retirement plans or any other pension-type plans providing monthly or lump sum cash benefits at retirement)

         5. Section 6(b) of the Severance Agreement is hereby amended by inserting the words "and/or financial planning services" after the words "outplacement service" in such section.

         6. The Severance Agreement as amended herein and the Severance Plan shall continue in full force and effect.


         7. This Letter Agreement may be amended or terminated only by a written instrument signed by both parties hereto making specific reference to this Letter Agreement and expressing the plan or intention to modify or terminate it.

         8. This Letter Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed an original, but both such counterparts shall together constitute one and the same document.

If this Letter Agreement sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this Letter Agreement, which will then constitute our agreement with each provision contained herein.


Sincerely,


SANTA FE INTERNATIONAL CORPORATION


By: /s/ Joe Boyd
        Joe Boyd


ACCEPTED AND AGREED:


    /s/ Seals M. McCarty
        Seals M. McCarty